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                                                                    Exhibit 99

                            NationsBank, N.A.
             Monthly Servicing report - Boatman's Auto Trust 1996-A
                   August 1, 1997 Through August 31, 1997


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A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance						                              $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage					                              	28.44%
    (ii)  Class A-1 Notes Balance		                         				$82,654,904.00
    (iii) Class A-1 Notes Rate			                                   			5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage						                              41.29%
    (ii)  Class A-2 Notes Balance				                        		$120,000,000.00
    (iii) Class A-2 Notes Rate				                                     		6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				26.27%
    (ii)  Class A-3 Notes Balance						                         $76,343,707.00
    (iii) Class A-3 Notes Rate				                                     		6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance                          $11,624,943.00
    (iii) Class B Certificates Rate						                                7.05%
(F) Servicing Fee Rate			                                             			1.00%
(G) Weighted Average Coupon (WAC)				                                  		9.53%
(H) Weighted Average Original Maturity (WAOM)		             				56.22 		months
(I) Weighted Average Remaining Maturity (WAM)				             		49.45 		months
(J) Number of Receivables					                                         	24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage		               				2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if
            1.25% loss and delinq triggers hit - otherwise
            greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                      						2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance			            			6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance				                              		$167,215,295.24
(B) Total Note and Certificate Pool Factor                     						0.5753673
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                   						$0.00
    (ii) Class A-1 Notes Pool Factor					                           	0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                          						$79,246,645.24
    (ii) Class A-2 Notes Pool Factor				                           		0.6603887
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance			                          			$76,343,707.00
    (ii) Class A-3 Notes Pool Factor		                           				1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance				                     		$11,624,943.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance			                                			$5,812,471.08
(H) Cumulative Net Losses for All Prior Periods			            			$2,573,292.98
(I) Net Loss Ratio for Second Preceding Period				                     		0.13%
(J) Net Loss Ratio for Preceding Period			                            			1.86%
(K) Delinquency Ratio for Second Preceding Period					                  	0.93%
(L) Delinquency Ratio for Preceding Period				                         		1.42%
(M) Weighted Average Coupon (WAC)			                                  			9.50%
(N) Weighted Average Remaining Maturity (WAM)						             38.26 		months
(O) Number of Receivables			                                         			18,530

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections					                            	$7,818,441.69
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal				            		0.00
    (iv) Other Refunds Related to Principal	                         					0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections					                              	1,253,157.74
    (ii)  Repurchased Loan Proceeds Related to Interest			             			0.00
(C) Weighted Average Coupon (WAC)	                                  					9.50%
(D) Weighted Average Remaining Maturity (WAM)						             37.48 		months
(E) Remaining Number of Receivables				                               		17,980
(F) Delinquent Receivables
                               				Dollar Amount         		#  Units
                                   -------------           --------
    (i)  30-59 Days Delinquent				   4,343,153    	2.73%      	445     		2.47%
    (ii)  60-89 Days Delinquent			  	1,546,517    	0.97%      	156 	    	0.87%
    (iii) 90 Days or More Delinquent			894,650    	0.56%       	88 	    	0.49%

(G) Repossessions
				                               Dollar Amount 		        #  Units
                                   -------------           --------
                                 				1,051,657    	0.66%       	95     		0.53%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 					                        	$28,153.01
(B) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period					                         	161,406.69
(C) Liquidated Receivables Information
    (i)   Not Used				                                                  		0.00
    (ii)  Not Used		                                                  				0.00
    (iii) Recoveries on Previously Liquidated Contracts			         			9,301.57
(D) Aggregate Net Losses for Collection Period			                			152,105.12
(E) Actual Number of Days in Interest Period			                       			31.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections				                                   		$1,253,157.74
(B) Not Used		                                                        				0.00
(C) Repurchased Loan Proceeds Related to Interest			                   			0.00
(D) Recoveries from Prior Month Charge Offs			                     			9,301.57
(E) Investment Earnings from the Reserve Account				               		28,153.01
(F) Total Interest Collections			                              			1,290,612.32

Principal:
(G) Principal Payments Received				                            		$7,818,441.69
(H) Not Used		                                                        				0.00
(I) Repurchased Loan Proceeds Related to Principal				                  		0.00
(J) Other Refunds Related to Principal				                              		0.00
(K) Total Principal Collections			                             			7,818,441.69

(L) Total Collections				                                      		$9,109,054.01


II. DISTRIBUTIONS	                                        							Per $1,000 of
-----------------                                    					 			Original Balance
                                                              ----------------
(A) Total Interest Collections					           	$1,290,612.32
(B) Servicing Fee 				                         		$139,346.08            		0.48

Interest		                                                 						Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due		 		  		$0.00               		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)	              					0.00               		0
                                                ------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall
            (after reserve fund draw)			            			$0.00               		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		 $419,346.83 	    	3.494556926
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)			       		 	419,346.83     		3.494556926
                                                ------------
    (iii) Class A-2 Notes Monthly Interest Shortfall
           (after reserve fund draw)	             					$0.00               		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due 		$429,433.35 	          	5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)			        			429,433.35           		5.625
                                                ------------
    (iii) Class A-3 Notes Monthly Interest
           Shortfall (after reserve fund draw)	   					$0.00               		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
           Due                                    $68,296.54           		5.875
    (ii)  Class B Certificates Monthly Interest
           Paid (after reserve fund draw)			    			68,296.54 		          5.875
                                                 -----------
    (iii) Class B Certificates Monthly Interest
           Shortfall (after reserve fund draw)		   				$0.00               		0
(G) Total Note and Certificate Interest Paid
     (after reserve fund draw)		             				$917,076.72
(H) Excess Interest			                        			$234,189.52

Principal
(I) Total Principal Collections			          			$7,818,441.69
(J) Draw on Reserve Fund for realized losses 					161,406.69
(K) Total Amount Available for Principal
     Distribution                            		$7,979,848.38
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due	   					0.00 	              	0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)					              	0.00 	              	0
                                                 -----------
    (iii) Class A-1 Notes Monthly Principal
           Shortfall (after reserve fund draw)	   		 			0.00               		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal
           Due                                		7,979,848.38      		66.4987365
    (ii)  Class A-2 Notes Monthly Principal
           Paid (after reserve fund draw)		 				7,979,848.38      		66.4987365
                                               -------------
    (iii) Class A-2 Notes Monthly Principal
           Shortfall (after reserve fund draw)    						0.00               		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due				   		0.00 	              	0
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		              				0.00               		0
                                                ------------
    (iii) Class A-3 Notes Monthly Principal Shortfall
           (after reserve fund draw)              						0.00               		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due				0.00 		              0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)	              					0.00               		0
                                                ------------
    (iii) Class B Certificates Monthly Principal
           Shortfall (after reserve fund draw)		    				0.00 	              	0
(P) Total Note and Certificate Principal Paid			7,979,848.38
(Q) Total Distributions				                   		9,036,271.18
(R) Excess Servicing Releases from Reserve
     Account to Servicer				                          		0.00
(S) Amount of Draw from Reserve Account				     		161,406.69
(T) Draw from Reserve Account plus Total
     Available Amount					                     	9,270,460.70

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                             				Beginning		           End
                                             				of Period	        	of Period
                                              --------------     -------------
(A) Balances and Principal Factors
    (i)   Total Portfolio Balance			        	$167,215,295.24 		$159,235,446.86
    (ii)  Total Note and Certificate
           Pool Factor		                         		0.5753673        		0.5479096
    (iii) Class A-1 Notes Balance			                   	0.00 		           0.00
    (iv)  Class A-1 Notes Pool Factor				          0.0000000        	0.0000000
    (v)   Class A-2 Notes Balance		          		79,246,645.24   		71,266,796.86
    (vi)  Class A-2 Notes Pool Factor	 	         		0.6603887 	      	0.5938900
    (vii) Class A-3 Notes Balance				          76,343,707.00 	  	76,343,707.00
    (viii) Class A-3 Notes Pool Factor	         			1.0000000        		1.0000000
    (ix)   Class B Certificates Balance				    11,624,943.00 	  	11,624,943.00
    (x)    Class B Certificate Pool Factor			     	1.0000000       		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)	            			9.50%	           	9.50%
    (ii)  Weighted Average Remaining Maturity
            (WAM) 			                          38.26 	months 	  37.48 		months
    (iii) Remaining Number of Receivables			         	18,530 	         	17,980
    (iv)  Portfolio Receivable Balance		   		$167,215,295.24 		$159,235,446.86

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$5,812,471.08
(B) Draw for Realized losses					                                			161,406.69
(C) Draw for Servicing Fee							                                        	0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								161,406.69
(I) Excess Interest				                                         				234,189.52
(J) Reserve Account Balance Prior to Release							              	5,885,253.91

(K) Reserve Account Required Amount							                       	9,554,126.81

(L) Final Reserve Account Required Amount							                 	9,554,126.81

(M) Reserve Account Release to Servicer					                           			0.00

(N) Ending Reserve Account Balance							                        	5,885,253.91

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period	                      							$161,406.69
(B) Liquidated Contracts
    (i)   Not Used					                                                			0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts					       			9,301.57
(C) Aggregate Net Losses for Collection Period							              	152,105.12
(D) Net Loss Ratio for Collection Period (annualized)						            		1.12%
(E) Cumulative Net Losses for all Periods							                 	2,725,398.10
(F) Delinquent Receivables
                              				Dollar Amount        	  	#  Units
                                  -------------            --------
    (i)  30-59 Days Delinquent			    	4,343,153 	  2.73%       	445 	   	2.47%
    (ii)  60-89 Days Delinquent   				1,546,517   	0.97%	       156 	   	0.87%
    (iii) 90 Days or More Delinquent				894,650   	0.56%	        88 	   	0.49%

(G) Repossessions
                              				Dollar Amount          		#  Units
                                  -------------            --------
                                  				1,051,657 	  0.66%	        95    		0.53%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	0.13%
    (ii) Preceding Collection Period						                             		1.86%
    (iii) Current Collection Period							                              	1.12%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.04%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
     More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.93%
    (ii) Preceding Collection Period						                             		1.42%
    (iii) Current Collection Period							                              	1.53%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.29%

(C) Loss and Delinquency Trigger Indicator							             	Trigger was hit





The undersigned officers of NationsBank, N.A., as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.


\s\ Carolyn F. Geiger					\s\ Leslie J. Fitzpatrick
---------------------     -------------------------
Carolyn F. Geiger					     Leslie J. Fitzpatrick
Vice President 		       			Senior Vice President


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